Nikola Corporation Reports First Quarter 2021 Results

PHOENIX, AZ – May 7, 2021 -- Nikola Corporation (Nasdaq: NKLA), a global leader in zero-emissions transportation solutions, today reported financial results for the quarter ended March 31, 2021.

"During the first quarter Nikola continued to deliver on our previously communicated milestones and execute on our business plan,” said Mark Russell, Nikola's Chief Executive Officer. “We have had continued success in commissioning and validating the Nikola Tre BEVs, and are nearing completion of both our Ulm, Germany and Coolidge, Arizona manufacturing facilities.”

Progress on the Commissioning and Validation of the First Batch of Nikola Tre BEVs

Commissioning and validation activities continue on the Nikola Tre battery-electric vehicle (BEV). As expected in a new program development cycle, we have had to overcome some component level delays which we have worked through with our suppliers to minimize the impact on the scheduled timeline. Q1 activities included commissioning the first batch of five Tre BEVs and validation testing at the proving grounds. As of today, powertrain performance and durability testing have started at the proving grounds.

We are nearing completion of the second batch of nine beta Nikola Tre BEVs in Ulm, Germany. As of today, we have completed eight of the nine trucks, with the ninth scheduled to be completed by May 10. Three trucks from the second batch of nine are at Nikola's headquarters (HQ) in Arizona, one is in Indiana for crash testing, and four are in transit to the HQ in Arizona. We anticipate that the four trucks in transit, in addition to the ninth truck being completed, will arrive at our HQ by the end of May.

First Batch Nikola Tre BEV Winter Testing with Payload

Second Batch Nikola Tre BEV at Nikola HQ in Arizona

Progress Made at our Joint Venture Manufacturing Facility on IVECO's Industrial Complex in Ulm, Germany

As of May 7, Nikola and IVECO have nearly completed the building modifications of the joint venture manufacturing facility. The dismantling and building restructuring have been completed. The automatic guided vehicle (AGV) system installation is ongoing and is expected to be completed over the next few weeks. The tool and equipment installation of the 14 separate workstations should be completed by the end of the month. Nikola is on track to begin the start of trial production in June 2021.

Ulm Facility Interior

AGV System at Ulm Facility, AGV System and Logistics Shelving at Ulm Facility

Progress Made at Nikola's Coolidge, Arizona Manufacturing Facility

During the first quarter of 2021, Nikola continued to make progress at the greenfield manufacturing facility in Coolidge, Arizona. The building has been substantially enclosed with the floor slab, roofing, and walls complete. The electrical and mechanical construction and installation is nearing completion and the manufacturing equipment is beginning to be installed. The road paving is ongoing, and utilities have been installed. As we begin vehicle trial builds at the facility in July, Nikola will concurrently be building out the Phase 1 assembly expansion area at Coolidge.

Nikola's technicians are in Ulm building second batch Nikola Tre BEV betas and Nikola Tre fuel-cell electric vehicle (FCEV) alphas, and by the end of Q2 2021 will come to Arizona to build trucks at the Coolidge facility. Nikola has also begun the assembly of the first Tre FCEV alpha in Coolidge.

Coolidge Manufacturing Facility Progress as of April 2021

Recent Developments

On April 8, 2021, Nikola and RIG360 Service Network (RIG360) announced an expansive sales and service dealer network spanning more than 65 service center locations. RIG360 service centers are located in key metropolitan areas and at major intersections of the interstate highway system throughout the southeast, northeast, and midwestern regions. The agreement, once finalized, is expected to provide a service and maintenance network and a reputable sales channel for Nikola’s customers.

On April 14, 2021, Nikola, IVECO, and OGE announced their intent to accelerate the deployment of hydrogen infrastructure and fueling solutions throughout Germany. Nikola will lead the installation of hydrogen fueling locations for all OEM FCEVs at key locations supported by OGE’s hydrogen pipeline network. The collaboration, once finalized, between Nikola, IVECO, and OGE is expected to enable cost-effective distribution of hydrogen from production to storage and fueling locations in Germany.

On April 22, 2021, Nikola and TravelCenters of America agreed to collaborate on the installation of hydrogen fueling stations for heavy-duty trucks at two existing TA-Petro sites. The first two stations will be constructed at existing TA-Petro locations in California. They are targeted to be commercially operational by Q1 2023. The agreement with TravelCenters of America, once finalized, sets the foundation for the buildout of hydrogen refueling infrastructure across the country.

On May 6, 2021, Nikola announced a collaboration with Total Transportation Service Inc., one of Southern California's prominent port trucking companies, to expedite zero-emission transportation at the Port of Los Angeles/Long Beach. The collaboration, once finalized, includes vehicle trials and a letter of intent to order 100 Nikola Class 8 BEV and FCEV semi-trucks.

First Quarter Financial Highlights

(In thousands, except share and per share data)	Q1 2021	Q1 2020
Loss from operations	$(120,590)	$(31,997)
Net loss	$(120,224)	$(33,146)
Adjusted EBITDA (1)	$(53,434)	$(29,162)
Net loss per share, basic	$(0.31)	$(0.12)
Net loss per share, diluted	$(0.31)	$(0.12)
Non-GAAP net loss per share, basic(1)	$(0.14)	$(0.12)
Non-GAAP net loss per share, diluted(1)	$(0.14)	$(0.12)
Weighted-average shares outstanding, basic	392,189,851	271,896,258
Weighted-average shares outstanding, diluted	392,489,761	271,896,258
(1) A reconciliation of the non-GAAP information provided here to the most directly comparable GAAP metric has been provided in the financial statement tables included in this press release.

Business Outlook

Nikola looks forward to achieving the following milestones in 2021:
•Start of vehicle trial production at the JV manufacturing facility at IVECO's industrial complex in Ulm, Germany in June 2021;
•Start of vehicle trial production at the greenfield manufacturing facility in Coolidge, Arizona in July 2021;
•Break ground on our first commercial hydrogen station;
•Announce additional hydrogen infrastructure/ecosystem partners;
•Announce additional fleet testing customers; and
•Deliver the first Nikola Tre BEVs to customers during the fourth quarter of 2021.

Webcast and Conference Call Information

Nikola will host a webcast to discuss its first quarter results at 6:30 a.m. Pacific Time (9:30 a.m. Eastern Time) on May 7, 2021. To access the webcast, parties in the United States should follow this link: https://www.webcast-eqs.com/register/nikola20210504/en.

The live audio webcast, along with supplemental information, will be accessible on the Company's Investor Relations website at https://nikolamotor.com/investors/news?active=events. A recording of the webcast will also be available following the earnings call.

About Nikola Corporation

Nikola Corporation is globally transforming the transportation industry. As a designer and manufacturer of zero-emission battery-electric and hydrogen-electric vehicles, electric vehicle drivetrains, vehicle components, energy storage systems, and hydrogen station infrastructure, Nikola is driven to revolutionize the economic and environmental impact of commerce as we know it today. Founded in 2015, Nikola Corporation is headquartered in Phoenix, Arizona. For more information, visit www.nikolamotor.com or Twitter @nikolamotor.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of federal securities laws with respect to Nikola Corporation (the "Company"), including statements relating to the Company's future performance; expected timing of manufacturing facility buildout in Coolidge, AZ and Ulm, Germany and production capacity at such facilities; expectations regarding the Company's hydrogen fuel station rollout plan; timing of completion of prototypes, validation testing, volume production, buildouts as well as other 2021 milestones; terms and potential benefits of the planned collaborations with Rig360, IVECO, OGE, TravelCenters of America, and Total Transportation Services Inc; and the Company’s beliefs with respect to component level challenges and any potential impact on the Company’s business.

These forward-looking statements generally are identified by words such as "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to the ability of the parties to enter into definitive documentation for the collaborations and the terms of any such agreements; the failure to realize the anticipated benefits of planned collaborations or any definitive agreements related thereto; design and manufacturing changes and delays; general economic, financial, legal, regulatory, political and business conditions and changes in domestic and foreign markets; the potential effects of COVID-19; the outcome of legal, regulatory and judicial proceedings to which the Company is, or may become a party; demand for and customer acceptance of the Company’s trucks; risks associated with development and testing of fuel-cell power modules and hydrogen storage systems; risks related to the rollout of the Company’s business and the timing of expected business milestones; the effects of competition on the Company’s future business; the availability of capital; and the factors, risks and uncertainties regarding the Company's business described in the "Risk Factors" section of the Company's annual report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission (the "SEC"), as amended, in addition to the Company's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause the Company's actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financial Measures

This press release references Adjusted EBITDA, non-GAAP net loss and non-GAAP net loss per share basic and diluted, all of which are non-GAAP financial measures and are presented as supplemental measures of the Company's performance. The Company defines Adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation expense, and certain other items the Company believes are not indicative of its core operating performance. Non-GAAP net loss is defined as net loss adjusted for stock-based compensation expense and certain other items the Company believes are not indicative of its core operating performance. Non-GAAP net loss per share basic and diluted is defined as Non-GAAP net loss divided by weighted average basic and diluted shares outstanding. These non-GAAP measures are not substitutes for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended March 31,
	2021	2020
Solar revenues	$—	$58
Cost of solar revenues	—	43
Gross profit	—	15
Operating expenses:
Research and development(1)	55,163	24,077
Selling, general, and administrative(1)	65,427	7,935
Total operating expenses	120,590	32,012
Loss from operations	(120,590)	(31,997)
Other income (expense):
Interest income (expense), net	(9)	62
Loss on forward contract liability	—	(1,324)
Revaluation of warrant liability	951	—
Other income, net	219	114
Loss before income taxes and equity in net loss of affiliate	(119,429)	(33,145)
Income tax expense	1	1
Loss before equity in net loss of affiliate	(119,430)	(33,146)
Equity in net loss of affiliate	(794)	—
Net loss	$(120,224)	$(33,146)
Net loss per share:
Basic	$(0.31)	$(0.12)
Diluted	$(0.31)	$(0.12)
Weighted average shares outstanding:
Basic	392,189,851	271,896,258
Diluted	392,489,761	271,896,258

(1) Includes stock-based compensation as follows:

	Three Months Ended March 31,
	2021	2020
Research and development	$10,322	$359
Selling, general, and administrative	39,944	954
Total stock-based compensation expense	$50,266	$1,313

CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	March 31,	December 31,
	2021	2020
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$763,750	$840,913
Restricted cash and cash equivalents	—	4,365
Prepaid in-kind services	33,375	46,271
Prepaid expenses and other current assets	7,270	5,368
Total current assets	804,395	896,917
Restricted cash and cash equivalents	—	4,000
Long-term deposits	12,951	17,687
Property, plant and equipment, net	123,422	71,401
Intangible assets, net	50,000	50,050
Investment in affiliate	7,312	8,420
Goodwill	5,238	5,238
Total assets	$1,003,318	$1,053,713
Liabilities and stockholders' equity
Current liabilities
Accounts payable	40,827	29,364
Accrued expenses and other current liabilities	30,144	18,809
Term note, current	—	4,100
Total current liabilities	70,971	52,273
Finance lease liabilities	13,671	13,956
Warrant liability	6,384	7,335
Deferred tax liabilities, net	9	8
Total liabilities	91,035	73,572
Commitments and contingencies (Note 12)
Stockholders' equity
Preferred stock, $0.0001 par value, 150,000,000 shares authorized, no shares issued and outstanding as of March 31, 2021 and December 31, 2020	—	—
Common stock, $0.0001 par value, 600,000,000 shares authorized, 393,745,157 and 391,041,347 shares issued and outstanding as of March 31, 2021 and December 31, 2020, respectively	39	39
Additional paid-in capital	1,592,716	1,540,037
Other comprehensive income (loss)	(74)	239
Accumulated deficit	(680,398)	(560,174)
Total stockholders' equity	912,283	980,141
Total liabilities and stockholders' equity	$1,003,318	$1,053,713

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2021	2020
Cash flows from operating activities
Net loss	$(120,224)	$(33,146)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,805	1,408
Stock-based compensation	50,266	1,313
Deferred income taxes	1	1
Non-cash in-kind services	12,896	6,731
Loss on forward contract liability	—	1,324
Equity in net loss of affiliate	794	—
Revaluation of warrant liability	(951)	—
Changes in operating assets and liabilities:
Accounts receivable, net	—	323
Prepaid expenses and other current assets	(1,758)	314
Accounts payable, accrued expenses and other current liabilities	2,083	(156)
Long-term deposits	(4,161)	—
Other long-term liabilities	—	(9)
Net cash used in operating activities	(59,249)	(21,897)
Cash flows from investing activities
Purchases and deposits of property, plant and equipment	(24,521)	(1,439)
Net cash used in investing activities	(24,521)	(1,439)
Cash flows from financing activities
Proceeds from issuance of Series D redeemable convertible preferred stock, net of issuance costs paid	—	12,963
Business Combination and PIPE financing, net of issuance costs paid	—	(394)
Proceeds from the exercise of stock options	2,626	2
Proceeds from landlord of finance lease	—	889
Payments on finance lease liability	(258)	(309)
Payment of note payable	(4,100)	—
Payments for issuance costs	(26)	—
Net cash provided by (used in) financing activities	(1,758)	13,151
Net decrease in cash and cash equivalents, including restricted cash	(85,528)	(10,185)
Cash and cash equivalents, including restricted cash, beginning of period	849,278	89,832
Cash and cash equivalents, including restricted cash, end of period	$763,750	$79,647

Reconciliation of GAAP Financial Metrics to Non-GAAP
(In thousands, except share and per share data)
(Unaudited)

Reconciliation of Net Loss to EBITDA and Adjusted EBITDA

	Three Months Ended March 31,
	2021	2020
	(in thousands)
Net loss	$(120,224)	$(33,146)
Interest (income) expense, net	9	(62)
Income tax expense	1	1
Depreciation and amortization	1,805	1,408
EBITDA	(118,409)	(31,799)
Stock-based compensation	50,266	1,313
Loss on forward contract liability	—	1,324
Revaluation of warrant liability	(951)	—
Equity in net loss of affiliate	794	—
Regulatory and legal matters (1)	14,866	—
Adjusted EBITDA	$(53,434)	$(29,162)

(1)Regulatory and legal matters include legal, advisory, and other professional service fees incurred in connection with the short-seller analyst article from September 2020, and investigations and litigation related thereto.

Reconciliation of GAAP to Non-GAAP Net Loss, and GAAP to Non-GAAP Net Loss per Share, basic and diluted

	Three Months Ended March 31,
	2021	2020
	(in thousands, except share and per share data)
Net loss	$(120,224)	$(33,146)
Stock-based compensation	50,266	1,313
Revaluation of warrant liability	(951)	—
Regulatory and legal matters(1)	14,866	—
Non-GAAP net loss	$(56,043)	$(31,833)
Non-GAAP net loss per share:
Basic	$(0.14)	$(0.12)
Diluted	$(0.14)	$(0.12)
Weighted average shares outstanding:
Basic	392,189,851	271,896,258
Diluted	392,489,761	271,896,258

(1)Regulatory and legal matters include legal, advisory, and other professional service fees incurred in connection with the short-seller analyst article from September 2020, and investigations and litigation related thereto.

INVESTOR INQUIRIES:
investors@nikolamotor.com